Exhibit 12.2
CERTIFICATION OF

THE PRINCIPAL FINANCIAL

OFFICER
I, Ioannis Zafirakis,

certify that:
1. I

have reviewed

this annual

report on

Form 20-F

of Diana

Shipping Inc.

for the

year ended

December
31, 2022;
2. Based on my knowledge,

this report does not

contain any untrue statement

of a material fact

or omit to
state a

material fact

necessary

to make

the statements

made, in

light of

the circumstances

under which
such statements were made, not misleading with respect

to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report,
fairly

present

in

all

material

respects

the

financial

condition,

results

of

operations

and

cash

flows

of

the
company as of, and for, the

periods presented in this report;
4. The

company’s other certifying

officer(s) and I

are responsible for

establishing and maintaining

disclosure
controls and procedures (as

defined in Exchange Act

Rules 13a-15(e) and 15d-15(e))

and internal control
over financial

reporting (as

defined in

Exchange Act

Rules 13a-15(f)

and 15d-15(f))

for the

company and
have:
(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under

our supervision, to ensure

that material information relating to

the company, including
its consolidated

subsidiaries,

is made

known to

us by

others within

those entities,

particularly during

the
period in which this report is being prepared;
(b) Designed

such internal

control over

financial

reporting, or

caused such

internal control

over financial
reporting to

be designed

under our

supervision, to

provide reasonable

assurance regarding

the reliability
of financial reporting

and the preparation

of financial statements

for external purposes

in accordance with
generally accepted accounting principles;
(c) Evaluated the effectiveness of the company’s disclosure

controls and procedures and presented in this
report our conclusions

about the effectiveness

of the disclosure controls

and procedures, as

of the end of
the period covered by this report based on such evaluation;

and
(d)

Disclosed

in

this

report

any

change

in

the

company’s

internal

control

over

financial

reporting

that
occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the company’s

internal control over financial reporting; and
5. The company’s

other certifying

officer(s) and

I have disclosed,

based on

our most recent

evaluation of
internal control

over financial reporting,

to the

company’s auditors and

the audit

committee of the

company’s
board of directors (or persons performing the equivalent functions):
(a) All significant

deficiencies and

material weaknesses

in the design

or operation

of internal

control over
financial reporting which are reasonably

likely to adversely affect

the company’s ability

to record, process,
summarize and report financial information; and
(b) Any

fraud, whether or

not material,

that involves management

or other

employees who have

a significant
role in the company’s internal control over financial

reporting.
Date: March 27, 2023
/s/ Ioannis Zafirakis
Ioannis Zafirakis
Chief Financial Officer (Principal Financial Officer)